UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 12(b) or (g) of

the Securities Exchange Act of 1934

(Date of Report (date of earliest event reported)): February 18, 2008

Oak Ridge Financial Services, Inc.

(Exact name of registrant specified in its charter)

North Carolina	000-52640	20-8550086
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2211 Oak Ridge Road

P.O. Box 2

Oak Ridge, North Carolina 27310

(Address of principal executive offices)

Registrant’s telephone number, including area code (336) 644-9944

[not applicable]

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01	Entry into a Material Definitive Agreement

At its February 18, 2008 meeting, Oak Ridge Financial Services, Inc.’s board of directors approved entry into an indemnification agreement with each of its directors. The indemnification agreement provides that the corporation will indemnify the director against expenses (including, without limitation, attorneys’ and experts’ fees, judgments, fines, and amounts paid or payable in settlement) actually and reasonably incurred in any threatened, pending, or completed lawsuit or other type of proceeding, whether civil, criminal, administrative, investigative, or otherwise, to which the director was, is, or is threatened to be made a party because of his service as a director. The indemnification limit under the agreement is the highest and most advantageous to the director, as determined by the director, of one or any combination of the benefits provided by Oak Ridge Financial Services, Inc.’s Articles of Incorporation or Bylaws, the benefits allowable under North Carolina law, and the benefits available under any liability insurance obtained by the corporation.

However, no indemnification, reimbursement or payment is required for any claim for which the director is determined by clear and convincing evidence to have acted with deliberate intent to cause injury to the corporation or with reckless disregard for the corporation’s best interests. No indemnification, reimbursement or payment is required under the agreement if it would constitute a prohibited indemnification payment within the meaning of Federal Deposit Insurance Corporation Rule 359.1(l)(1) [12 CFR 359.1(l)(1)]. Likewise, no indemnification, reimbursement, or payment is required for –

(a) any claim arising out of acts or omissions for which applicable law prohibits elimination of liability,

(b) any claim or any part thereof arising under Section 16(b) of the Securities Exchange Act of 1934 if the director is required to pay any penalty, fine, settlement or judgment,

(c) any obligation based upon or attributable to the director gaining an improper personal benefit, gain, profit, or advantage to which he or she was not entitled, or

(d) any proceeding initiated by the director without the board of directors’ consent or authorization, unless the director initiates the proceeding to enforce his or her rights under the indemnification agreement.

Item 9.01(d)	Exhibits

10(xvi) Form of Indemnification Agreement

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Oak Ridge Financial Services, Inc.

Date: February 19, 2008	/s/ Thomas W. Wayne
Thomas W. Wayne
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
10(xvi)	Form of Indemnification Agreement with directors